UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 28, 2021 (September 23, 2021)

Clearwater Analytics Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40838	87-1043711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 W. Main Street

Suite 900

Boise, ID 83702

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (208) 918-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	CWAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the initial public offering by Clearwater Analytics Holdings, Inc. (the “Company”) of its Class A common stock, $0.001 par value per share (the “Class A Common Stock”), described in the Registration Statement on Form S-1 (File No. 333-259155), as amended (the “Registration Statement”), the Company entered into the following agreements:

•

Second Amended and Restated Registration Rights Agreement, dated September 28, 2021, by and among Clearwater Analytics Holdings, Inc. and certain investors identified therein, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein;

•

Stockholders’ Agreement, dated as of September 28, 2021, by and among Clearwater Analytics Holdings, Inc., WCAS XII Carbon Analytics Acquisition, L.P., WCAS XIII Carbon Analytics Acquisition, L.P., WCAS GP CW LLC, Welsh, Carson, Anderson & Stowe XII, L.P., Welsh, Carson, Anderson & Stowe XII Delaware, L.P., Welsh, Carson, Anderson & Stowe XII Delaware II, L.P., Welsh, Carson, Anderson & Stowe XII Cayman, L.P., WCAS XII Carbon Investors, L.P., WCAS XIII Carbon Investors, L.P. (collectively, “Welsh Carson”), WP CA Holdco, L.P. (“Warburg Pincus”) and Galibier Holdings, LP (“Permira” and, together with Welsh Carson and Warburg Pincus, the “Principal Equity Owners”), a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein;

•

Tax Receivable Agreement, dated as of September 28, 2021, by and among Clearwater Analytics Holdings, Inc., CWAN Holdings, LLC and the other parties thereto, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein;

•

Third Amended and Restated Limited Liability Company Agreement of CWAN Holdings, LLC, dated as of September 28, 2021, by and among CWAN Holdings, LLC and the other parties thereto (the “LLC Agreement”), a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein; and

•

Credit Agreement, dated as of September 28, 2021 (the “Credit Agreement”), by and among Clearwater Analytics, LLC, as borrower, CWAN Acquisition, LLC, as holdings, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and revolver agent, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated by reference herein.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

The Principal Equity Owners have various relationships with the Company. For further information, see the section entitled “Certain Relationships and Related Party Transactions” in the Company’s prospectus, dated September 23, 2021, filed pursuant to Rule 424(b) of the Securities Act.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the Credit Agreement is incorporated by reference into this Item 2.03. The Credit Agreement provides for a $55 million term loan facility and a $125 million revolving facility.

Item 3.02.	Unregistered Sales of Equity Securities.

In connection with its initial public offering, the Company completed a series of organizational transactions, pursuant to which the Company issued an aggregate of: (i) 12,866,089 shares of its Class A Common Stock to entities affiliated with Dragoneer Investment Group, LLC and Durable Capital Partners; (ii) 11,151,110 shares of its Class B common stock, $0.001 par value per share (the “Class B Common Stock”), to entities affiliated with Dragoneer Investment Group, LLC and certain of our directors and continuing equity owners; (iii) 47,377,587 shares of its Class C common stock, $0.001 par value per share (the “Class C Common Stock”), to entities affiliated with Welsh, Carson, Anderson &

Stowe; and (iv) 130,083,755 shares of its Class D common stock, $0.001 par value per share (the “Class D Common Stock”), to entities affiliated with Welsh Carson, Warburg Pincus LLC and Permira Advisers LLC. The issuances of the Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock described in this paragraph were made in reliance on Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration based in part on the nature of the transactions and the various representations made by the parties thereto.

Item 3.03.	Material Modifications to Rights of Security Holders.

The description in Item 5.03 below of the Certificate of Incorporation and Bylaws (each as defined below) is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Upon consummation of the initial public offering, the Company granted 1,685,625 restricted stock units (“RSUs”) to its employees, including RSUs to certain named executive officers (the “IPO RSUs”) under its new 2021 omnibus incentive plan. Sandeep Sahai, Jim Cox, Scott Erickson and James Price were granted 430,308, 152,209, 99,488, and 84,122 IPO RSUs, respectively, which consist of 50% time-vesting IPO RSUs and 50% performance-vesting IPO RSUs. The time-vesting IPO RSUs will generally vest in 25% installments on each of the first four anniversaries of January 1, 2022, in each case, subject to continued employment through the applicable vesting date. Time-vesting IPO RSUs will generally be settled as soon as practicable following the applicable vesting date(s), and in any event within thirty (30) days following the applicable vesting date, in each case subject to continued employment through such settlement date. The performance-vesting IPO RSUs will vest in 33.33% installments on each of the first three anniversaries of January 1, 2022, based on the achievement of the Company’s annual revenue growth rate during the applicable year and, in each case, subject to continued employment through the applicable vesting date. During each annual performance-vesting period, 0% of the performance-vesting IPO RSUs eligible to vest with respect to each such performance period will vest if the Company’s annual revenue growth is less than 18%, 80% of the performance-vesting IPO RSUs eligible to vest with respect to each such performance period will vest if the Company’s annual revenue growth is at least 18% and less than 20%, 100% of the performance-vesting IPO RSUs eligible to vest with respect to each such performance period will vest if the Company’s annual revenue growth is at least 20% and less than 23%, and 110% of the performance-vesting IPO RSUs eligible to vest with respect to each such performance period will vest if the Company’s annual revenue growth is at least 23%; linear interpolation shall not apply with respect to the Company’s annual revenue growth achievement between the foregoing performance levels. During any annual performance period in which the Company’s annual revenue growth is in excess of 26%, the Company’s board of directors shall determine, in its sole discretion, the extent to which the performance-vesting IPO RSUs eligible to vest during such performance period are vested, provided, that in no event shall such vesting achievement be determined to be less than 110%. Performance-vesting IPO RSUs will generally be settled as soon as practicable following the date on which the compensation committee of the Company’s board of directors certifies achievement with respect to any annual performance period (the “Committee Certification Date”), and in any event within thirty (30) days following the applicable Committee Certification Date, in each case subject to continued employment through such settlement date.

In addition, the Company’s named executive officers will be eligible to receive an annual grant of RSUs beginning with the fiscal year ending December 31, 2022 (the “2022 fiscal year”). The RSUs for the 2022 fiscal year were granted to the named executive officers concurrently with the IPO RSUs. Sandeep Sahai, Jim Cox, Scott Erickson and James Price were granted 320,582, 273,154, 151,902, and 41,275 2022 RSUs, respectively. These RSUs are subject to the same vesting terms as the IPO RSUs, with the vesting commencement period also commencing on January 1, 2022.

The Company also entered into Tax Receivable Agreement Bonus Letters, each dated as of September 28, 2021 (the “TRA Bonus Letters”), by and among Clearwater Analytics Holdings, Inc. and each of Cindy Blendu, Jim Cox, Scott Erickson, James Price, Gayatri Raman, Sandeep Sahai, Subi Sethi, and Alphonse Valbrune, a copy of the form of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

On September 27, 2021, the Company filed an Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and the Company’s Amended and Restated Bylaws (the “Bylaws”) became effective on such date. The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The descriptions and forms of the Certificate of Incorporation and Bylaws are substantially the same as the descriptions and forms set forth in and filed as exhibits to the Registration Statement.

Item 8.01.	Other Events.

On September 23, 2021, the Company announced the pricing of its initial public offering of 30,000,000 shares of its Class A Common Stock at a price to the public of $18.00 per share. In addition, the Company granted the underwriters a 30-day option to purchase up to 4,500,000 additional shares of Class A Common Stock (the “Additional Shares”) at the public offering price, less underwriting discounts and commissions.

On September 28, 2021, the Company completed its initial public offering of Class A Common Stock. The Company sold 34,500,000 shares of Class A Common Stock, including the Additional Shares after the underwriters fully exercised their option to purchase additional Class A Common Stock from the Company.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Clearwater Analytics Holdings, Inc., dated September 27, 2021

3.2	Amended and Restated Bylaws of Clearwater Analytics Holdings, Inc., dated September 27, 2021

10.1	Registration Rights Agreement, dated September 28, 2021, by and among Clearwater Analytics Holdings, Inc. and certain holders identified therein

10.2	Stockholders Agreement, dated as of September 28, 2021, by and among Clearwater Analytics Holdings, Inc. and the Principal Equity Owners

10.3	Tax Receivable Agreement, dated as of September 28, 2021, by and among Clearwater Analytics Holdings, Inc., CWAN Holdings, LLC and the other parties thereto

10.4	Third Amended and Restated Limited Liability Company Agreement of CWAN Holdings, LLC, dated as of September 28, 2021, by and among CWAN Holdings, LLC and the other parties thereto

10.5	Credit Agreement, dated as of September 28, 2021, by and among Clearwater Analytics, LLC, as borrower, CWAN Acquisition, LLC, as holdings, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and revolver agent

10.6	Form of Tax Receivable Agreement Bonus Letter

99.1	Press Release of Clearwater Analytics Holdings, Inc. dated September 23, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearwater Analytics Holdings, Inc.

By:	/s/ Alphonse Valbrune
Name:	Alphonse Valbrune
Title:	Chief Legal Officer

Date: September 28, 2021

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